UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 24, 2006

CIPHERGEN BIOSYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     (a) On August 24, 2006, Ciphergen Biosystems, Inc. (the “Company” or “Ciphergen”) received a letter (the “Letter”) from the Office of General Counsel, Nasdaq Listing Qualifications Hearings informing it that the Nasdaq Listing Qualifications Panel has granted Ciphergen’s request to transfer the securities of Ciphergen from The Nasdaq Global Market to the Nasdaq Capital Market, effective at the opening of business on August 28, 2006.
     As Ciphergen previously disclosed in its Form 8-K filed on June 26, 2006, the Company received a letter from The Nasdaq Global Market informing Ciphergen that the Company fails to comply with the aggregate market value of publicly held shares requirement for continued listing set forth in Marketplace Rule 4450(b)(1)(A), and that its securities are, therefore, subject to delisting from The Nasdaq Global Market. The Company requested a hearing (the “Hearing”) before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination and request a transfer of its listing to the Nasdaq Capital Market.
     The Hearing was held on August 17, 2006. On August 24, 2006, the Company received the Letter informing the Company that the Panel has determined to transfer the securities of Ciphergen from the Nasdaq Global Market to the Nasdaq Capital Market, effective at the opening of business on August 28, 2006.
     The Company’s continued listing on the Nasdaq Capital Market is subject to its successful completion of an application and review process. Additionally, Ciphergen’s ability to maintain the listing of its securities on the Nasdaq Capital Market will require, among other things, that the aggregate market value of Ciphergen’s common stock continue to exceed $35 million.
Item 7.01 Regulation FD Disclosure
     On August 25, 2006 the Company issued a press release regarding the transfer of its listing from The Nasdaq Global Market to the Nasdaq Capital Market. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Ciphergen Biosystems, Inc. on August 25, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC. (Registrant)
Date: August 25, 2006	By:	/S/ GAIL S. PAGE
Gail S. Page
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on August 25, 2006